SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 30, 1999


                               BANK UNITED CORP.
            (Exact name of registrant as specified in its charter)

             DELAWARE                    0000906420             74-1778313
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



3200 SOUTHWEST FREEWAY, SUITE 1600
         HOUSTON, TEXAS                                    77027
(Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (713) 543-6958
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       ITEM 5.  OTHER EVENTS.

       On March 30, 1999, the United States Court of Claims issued an order resetting to September 13, 1999 the trial date in the case brought by Bank United Corp. (the "Parent Company"), Bank United (the "Bank") and Hyperion Partners L. P. (together with the Parent Company and the Bank, the "Plaintiffs") against the United States of America. The case, in which the Plaintiffs allege breach of contract and other claims, arose from the failure of the United States to honor certain contractual obligations undertaken when the Bank acquired from the FSLIC in 1988 the deposits and certain assets and other liabilities of United Savings Association of Texas, an insolvent savings and loan. Earlier this year, the court ruled that the United States was liable for claims in the case. Trial in the Plaintiff's case will determine the amount of damages.


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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BANK UNITED CORP.




                                         By: /s/ BARRY C. BURKHOLDER
                                                 Barry C. Burkholder
                                           President and Chief Executive Officer


Dated: April 1, 1999

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